CAMP4 Analyst Event

September 28, 2026

Forward-Looking Statements

This presentation contains forward-looking statements that are based on the beliefs and assumptions and on information currently available to CAMP4's management. All statements other than statements of historical fact contained in this presentation are forward-looking statements. Forward-looking statements include information concerning the company, corporate strategy and operational and development plans; plans and expectations regarding the design of, and potential endpoints for, the company's clinical trials; the timing, progress and results of preclinical and clinical trials of CAMP4's product candidates; the timing or outcome of regulatory interactions, filings and approvals for any of its product candidates; expectations regarding the clinical and therapeutic potential of CAMP4's product candidates; estimates with respect to addressable patient populations and markets for the company's product candidates; and estimates regarding CAMP4's expenses, future revenues, and future capital requirements. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "would," "shall," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "looks," "seeks," "predicts," "potential," "ongoing," or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions, although not all forward-looking statements are accompanied by such words. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause CAMP4's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. This information was factually accurate on the date it was published. CAMP4 assumes no duty to update the information to reflect subsequent developments, except as required by law.

The safety and efficacy of CAMP4's product candidates and/or uses under investigation have not been established. There is no guarantee that any of our product candidates will receive regulatory authority approval or become commercially available in any country for the uses being investigated or that any such product candidate will achieve a particular revenue level. In particular, CAMP4's expectations could be affected by, among other things, uncertainties involved in the development of new therapeutic products; unexpected clinical trial results or unexpected new clinical data; unexpected regulatory actions or delays or government regulation generally; CAMP4's ability to obtain or maintain patent or other proprietary intellectual property protection; competition in general; CAMP4's ability to establish and maintain collaborations, strategic relationships and supply arrangements, or to realize the intended benefits from such relationships or arrangements; whether CAMP4's cash resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; CAMP4's ability to raise additional funding on favorable terms, or at all; the rate and degree of market acceptance and clinical utility of CAMP4's product candidates; the ability and willingness of our third-party collaborators to continue research, development and manufacturing activities relating to our product candidates; the accuracy of our data analyses or estimates for the potential and market for our products; and government, industry, and general public pricing and other political pressures. The actual results may vary from the anticipated results and the variations may be material. Other factors that may cause the Company's actual results to differ from current expectations are discussed in the Company's filings with the SEC, including the sections titled "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Special note regarding forward-looking statements and market and industry data" in the Company's most recent Annual Report on Form 10-K for the year ended December 31, 2025 and quarterly report on Form 10-Q for the quarter ended June 30, 2026. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. Except as required by law, CAMP4 undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda

- Welcome & Opening remarks | Josh Mandel-Brehm, CEO
- Patient story: hearing from a SYNGAP1 parent | Beata Tarasiuk, CURE SYNGAP1 State Ambassador (AZ)
- ASCEND Phase 1/2 clinical trial | Dr. Dan Tardiff, CSO, and Dr. Yuri Maricich, CMO
- Patient advocacy | Mike Graglia, Co-Founder and Managing Director, CURE SYNGAP1
- KOL Fireside chat | Dr. Yuri Maricich & Dr. Stéphane Auvin, Epileptologist & Pediatric Neurologist
- Emerging pipeline and closing remarks | Josh Mandel-Brehm
- Analyst Q&A

CAMP4

Solving genetic diseases of the brain through upregulation

Future

Broad-based pipeline of CNS-focused upregulation therapeutics in areas of high unmet need

Today

Lead Program
Focused on SYNGAP1
>20k patients[1]

RAP Platform®
Addressing the root cause of genetic disease by restoring healthy protein levels

1 Scaled annual incidence to prevalence using country specific live births and adjusted for mortality estimates; incidence rates based on Lopez Rivera et al. (2020)

CAMP4

Video: Patient story

ASCEND clinical trial in SYNGAP1

- **A**SO therapy for **S**YNGAP1 **C**linical **E**valuation in **N**euro **D**evelopment

regRNAs play a central role in the regulation of every gene's expression

Increased mRNA addresses root cause of disease by returning targeted protein levels toward a healthy range

1. regRNAs originate from enhancers and promoters

2. Activators and repressors bind to regRNAs to control the expression of protein-coding genes



REPRESSOR
ACTIVATOR
regRNA
ACTIVE ENHANCER
POL II
NUCLEUS
TARGET GENE
mRNA
PROMOTER



Balance of activating and repressive factors at the enhancer
ACTIVATOR
REPRESSOR
ASO binds regRNA
CAMP4 ASO
ACTIVE ENHANCER
POL II
Promote activating factor binding to the enhancer

3. ASOs disrupt the interactions between transcription factors and regRNAs enabling increases in gene expression

Source: Sharp et al. (2022) RNA 28: 52-57; Henninger et al. (2021) Cell 184:207-225; Sartorelli & Lauberth (2020) Nat. Struct. Mol. Biol. 27: 521-8; Oksuz et al. (2023) Molecular Cell 83: 2449-63.

CAMP4

CAMP4 aims to increase SYNGAP protein levels, restore *SYNGAP1* function, and improve disease symptoms

Mutations in *SYNGAP1* lead to decreased SYNGAP protein, causing increased synaptic firing



50% LOWER SYNGAP PROTEIN
Presynapse
GLUTAMATE
PSD95
AMPAR
ENDOSOME
Postsynapse
SYNGAP
RAS
EEG
Neuronal exitability
▼ Reduced: SYNGAP - PSD95 complexes
▲ Elevated: Post-synaptic AMPAR levels

CMP-002 binds to a SYNGAP-specific regRNA to increase *SYNGAP1* expression, aiming to restore SYNGAP towards wild-type levels and normalize synaptic function



RESTORED SYNGAP PROTEIN
Presynapse
Postsynapse
Restored Neuronal Exitability
CMP-002
✓ Restored: SYNGAP - PSD95 complexes
✓ Restored: Post-synaptic AMPAR levels

CAMP4

CMP-002 restored SYNGAP levels in models of haploinsufficiency

SYNGAP1 Patient iPSC-derived neurons



SYNGAP1 mRNA
FC Normalized to Familial Control
2.0
1.5
1.0
0.5
0.0
0
50
100
150
200
250
CMP-002 (nM)
SYNGAP1 patient mutation:
K1185X [Lysine → "stop"]
SYNGAP1 patient neurons + CMP-002
Familial control neurons + NTC
SYNGAP1 patient neurons + NTC
NTC: nontargeting control

"Humanized" *SYNGAP1* mouse



SYNGAP Protein
FC Normalized to Homozygous Control
1.25
1.00
0.75
0.50
0.25
0.00
ns
ns
***
****
aCSF
25ug
50ug
100ug
Homozygous Control
Haploinsufficient

- ICV dosing in at P21
- Takedown 2-wks post-dose

Dose-dependent increase in SYNGAP approaching wild-type levels → both ASO activity and
translated from human patient-derived neurons in a dish to neurons in an intact ani

(SYNGAP-ZBTB9)[1]Bpro/Mmjax mouse strain obtained from the Mutant Mouse Resource and Research Centers (originally deposited by Benjamin Prosser, Ph.D., University of Pennsylvania).

CAMP4

CMP-002 broadly improved neurological phenotypes in humanized SYNGAP1 mice

Learning & Memory



% Time Novel Arm Exploration
60
40
20
0
ns
*
*
HOM aCSF
HET aCSF
HET CMP-002

Motor Function



Latency to fall (s)
100
80
60
40
20
0
ns
**
*
HOM aCSF
HET aCSF
HET CMP-002

Hyperactivity



Distance (pixel)
60000
40000
20000
0
ns
***
**
HOM aCSF
HET aCSF
HET CMP-002

Seizures



Percent Without Tonic-Clonic Seizure
100
50
0
Healthy
Haplo + ASO
Haplo
**
****
**
0
1
2
3
4
PTZ Injections

Broad benefit of CMP-002 supports potential translation across multiple p SYNGAP1 patients

CAMP4

Intrathecal administration of CMP-002 to cynomolgus monkeys achieved broad brain distribution to increase SYNGAP protein levels

ASO Concentrations

aCSF

CMP-002
(3 dose levels)

- N=4/group
- Dose Q2w x3
- Take down 2 wks post last dose



100
80
60
40
20
0
Frontal cortex
Temporal cortex
Parietal cortex
Motor cortex
Occipital cortex
Hippocampus
aCSF
Low
Mid
High

SYNGAP Protein Levels



Frontal Cortex
****
*
ns
SYNGAP Protein
Normalized to aCSF
3
2
1
0
Hippocampus
**
***
ns
aCSF
low
mid
high

aCSF = artificial CSF
*, p <0.05
**, p<0.01

***, p<0.001
****, p<0.0001

Summary

IT administration in NHPs was **well-tolerated**

Broad ASO distribution throughout disease-relevant brain regions

↑ **SYNGAP protein** throughout brain

CAMP4

SYNGAP1 is a devastating disease with significant unmet need for a targeted disease modifying therapy



JAELI, 16

Complex Symptoms

Developmental delay and/or intellectual disability
- ***100% of patients*** [1,2,3]

Generalized epilepsy
- ***~85% of patients*** [3,4,5]

Severe behavioral problems
- ***~70% of patients*** [1,5]

Sleep problems
- ***~60% of patients*** [2,5]

Limited communication
- ***~30% non-verbal, single words*** [4]

No Approved Therapy

Non-specific treatments have limited impact on SYNGAP1 symptoms
- Anti-seizure medications
- Cannabinoids
- Sleep medications

Polypharmacy is common – *Patient regimen*[6] *example:*
- *Epidiolex*
- *Ravicti*
- *Sodium bicarb*
- *Amantadine*

Constant patient care needed
- Caregivers vigilant at all times
- Significant lifelong cost of care

[1] Wiltrout, et al., Epilepsia, 2024; [2] Jimenez-Gomez, et al. J Neurodev Disord, 2019; [3] Holder et al., GeneReviews, 2019; [4] SYNGAP-Related Epilepsy, Epilepsy Foundation (Accessed May 2025); [5] Vlaskamp et al. Neurology, 2019; [6] CURE SYNGAP1

CAMP4®

Natural history studies and registries inform ASCEND clinical trial

N = 1,806

SYNGAP1 Census
as of Q2 2026

Advocacy-group collaboration
~200 new patients/year since 2020

CURE SYNGAP1

N = 159 CAMP4 **Sponsored**

Prospective natural history
as of Q2 2026

Ongoing study 2023–2028;
Children's Hospital Colorado, Stanford University, and CHOP

SYNGAP1 ProMMiS

N = 350

Retrospective EMR cohort
as of Q3 2026

Curated real-world records, cohort still expanding

Citizen Health

N = 569

European registry (PATRE)
as of Q3 2026

Broadens geographic representation

EURAS project, PATRE SYNGAP1 registry

2,500+ patients characterized across census, prospective, real-world, and registry cohorts

Sources: SYNGAP1 Census Q2 2026 (curesyngap1.org); McKee et al.,2026; PATRE Q3 2026 (euras-project.eu).

Majority of SYNGAP1 patients have severe protein-truncating variants

Natural history studies have replicated highest burden of disease across multiple domains in PTV 5-19 genotypes

ASCEND

Ph1/2 Clinical Trial target population

PTV exons 1 – 4

PTV exons 5 – 19

SYNGAP1 GENE

Exons 1 – 4

Exons 5 – 19

Missense variants / VUS — distributed across the gene

MILDER

Intermediate (>50%) SYNGAP protein levels

- Verbal responses
- Milder epilepsy in some patients

MOST SEVERE

True haploinsufficiency: 50% SYNGAP protein levels

- most homogeneous
- highest seizure burden

Sources: Graglia et al, 2025: Variant types across 195 SRD patients; Vlaskamp et al, 2019: Table 1: SYNGAP1 Phenotypes in Patients with SYNGAP1 mutations and microdeletions.

SYNGAP1-related disorder impacts many aspects of neurological function

Phenotypic features of SYNGAP1-Related Disorder by prevalence

Phenotypic feature	**Prevalence**
Intellectual disability	**100%**
Epilepsy	**84%**
Autism	**68%**
Behavior	**68%**
Sleeping	**61%**
Feeding problems	**47%**
Gait	33%
Anxiety	24%
Sensory	22%
Ataxia	21%
Patients, n=147	

All patients display ID, majority with epilepsy, behavioral/autistic features and sleep problems

Source: Wiltrout et al., 2024

SYNGAP1 has similar or higher severity relative to analogue conditions

Seizures among highest frequency


Seizures
Generalized-onset seizures
Cohort frequency
1.00
0.75
0.50
0.25
0.00
0
10
20
Age (years)

Difficult to manage autism-like behavior


Behavioral abnormality
Autistic behavior
Cohort frequency
1.00
0.75
0.50
0.25
0.00
0
10
20
Age (years)

Intellectual disability: neuro-arrest / developmental plateau (avg cognitive age of 2)


Neurodevelopmental delay
Cohort frequency
1.00
0.75
0.50
0.25
0.00
0
10
20
Age (years)

Communication impairment: many patients are non-verbal or have few words


Language impairment
Cohort frequency
0
10
20
Age (years)

SYNGAP1 | Epilepsy (G40+) | Rett Syndrome | Angelman Syndrome

Source: McKee et al., 2025

CAMP4

Majority of patients have epilepsy with high frequency of seizures

One of highest seizure burdens among genetic epilepsies, consisting of multiple types

Seizure Burden



Percent of Observed Cohort
1.00
0.75
0.50
0.25
0.00
0
12
24
36
48
60
72
84
96
Age (months)
Severity Score
0: No Seizures
1: Monthly Seizures
2: Weekly Seizures
3: Daily Seizures
4: <= 5 Seizures per day
5: <= 20 Seizures per day
6: <= 50 Seizures per day
7: > 50 Seizures per day

- 85% of patients receive epilepsy diagnosis
- Compared to other DEEs, SYNGAP has some of the highest frequency of seizures
- Genotype of focus (PTV 5-19) have highest rates of daily seizures among SYNGAP1 patients
- Multiple seizure types – with non-motor seizures being common (ex. absence seizures)
- Seizure type can vary by age
- SYNGAP1-specific EEG signatures include changes in alpha-theta wave

Sources: Vlaskamp et al, 2019; Galer et al., 2025; McKee et al., 2026 (reproduced with author permission).

CAMP4

ASCEND clinical trial designed to assess safety & tolerability across key domains of SYNGAP1 using validated measures

CLINICAL TRIAL GOALS

- Demonstrate safety and tolerability

- Characterize pharmacokinetics and select optimal biological dose

- Identify relevant endpoints applicable to SYNGAP1 patients to chart path for regulatory approval

ASCEND exploratory endpoints assessed

Seizure	Sleep	Motor & Gait	Communication	Behavior	Development & Cognition

ASCEND Phase 1/2 Clinical Trial Summary

Overview	
Design	• Phase 1/2, randomized, double-blind, controlled, multiple ascending dose study • 3:1 randomization • IT administration or a sham pinprick • Open-Label Extension
Study population	• Minimum 8 participants per cohort • Participants ≥2 to <18 years of age with genetically confirmed SYNGAP1-Related Disorder (SRD) • Required daily seizures, impaired sleep, and inability to speak in phrases
Study periods	• Screening and baseline period • Study treatment period with 3 doses • Post-treatment follow-up
Study length	• ~10 months per participant

CAMP4

ASCEND eligibility criteria

Key Inclusion Criteria

Age 2 to <18 years

Male or female participants

Genetically confirmed SRD

Clinical diagnosis of SRD with genetic confirmation of a protein-truncating mutation in SYNGAP1 exons 5–19

Haploinsufficiency phenotype

Intellectual disability, inability to speak in full phrases, and sleep disturbance consistent with haploinsufficiency

Refractory epilepsy

Daily seizures despite ≥1 ongoing anti-seizure medication and prior trial of ≥2 ASMs

Stable ASM regimen at baseline

Stable anti-seizure medication regimen prior to baseline

Key Exclusion Criteria

Non-truncating variants

SYNGAP1 variants that either are non-truncating (missense, microdeletions), located in exons 1–4, or of uncertain significance

Other CNS disease

History of central nervous system disease unrelated to SRD

Unsafe for intrathecal dosing

Spinal abnormalities, implanted CSF shunts, or intolerance to lumbar puncture

Clinically significant lab abnormalities

ASCEND clinical trial schema


MAD Cohort 1
TREATMENT PERIOD
3 doses over 3 months
FOLLOW-UP PERIOD
multiple timepoints over 6 mos
R
Randomization
3:1
After 2 doses in
8 participants
Baseline Period
SCREENING:
28 days
ASSESSMENTS
: ≥4 weeks
MAD Cohort 2
R
TREATMENT
FOLLOW-UP
Confirmation
of Eligibility
After 2 doses in
8 participants
MAD Cohort 3
R
TREATMENT
FOLLOW-UP
Open-Label Extension

Daily seizure diary, side effect and medication review	Safety and functional assessments across multiple domains throughout	Actigraphy prior to each study visit

CAMP4

Five validated scales being utilized in ASCEND: Behavior, development, communication, and motor function

Scale	Communication	Motor	Behavior	Development
Bayley Scales of Infant and Toddler Development Bayley-4		✓	✓	✓
Vineland Adaptive Behavior Scales, 3rd Edition Vineland-3	✓	✓	✓	✓
Aberrant Behavior Checklist, 2nd Edition ABC-2	✓		✓	
Observer-Reported Communication Ability Measure ORCA	✓			
Gross Motor Function Measure GMFM		✓		

Leveraging validated scales used in DEE clinical trials and ProMMiS Natural History Study

✓ Scale to be utilized to assess domain in ASCEND trial

Assessing seizure and sleep: multiple methods to measure change, with vEEG common to both domains

24hr video-EEG for seizure and sleep detection:

- REM, SOL, WASO, TST
- EEG informs both seizure and sleep endpoints



Seizure
• Seizure diaries
• Seizure-Related Impact Assessment Scale (SERIAS)
EEG
Sleep
• Children's Sleep Habits Questionnaire (CSHQ)
• Actigraphy



EEG measures multiple parameters

- **Clinical signatures** *spikes, seizures, slowing*
- **Spectral features** *alpha-theta wave*
- **Spatial / topographic measures**
- **Event-related potentials** *VEP / AEP*
- **Sleep / state-based measures**
- **Functional connectivity**
- **Temporal / nonlinear dynamics** *entropy, temporal correlations*

CAMP4

Planned global footprint of ASCEND Phase 1/2 clinical trial

11+ Total sites

9 Countries

5 Regions with sites planned

4 approved: UK, ARG, AUS

7 EU sites under review



UK
Approved by MHRA
EU
Under regulator and ethics committee review
US
Future expansion
ARG
Approved by ANMAT
AUS
Approved by HREC; acknowledged by TGA

CAMP4

CAMP4 is pioneering SYNGAP1 development with clearly defined Phase 1/2 study goals

- **Severe, life-long disease** with consistent **natural history data** across multiple studies to guide development

- Partnering with leading experts and patient community

- Signal-seeking across all domains of disease using validated measures

- Expect first patient dosed by year end. Topline read-out targeted first-half of 2028

Video: Co-Founder and Managing Director, CURE SYNGAP1

KOL fireside chat

Emerging pipeline & closing remarks

Early pipeline focused on haploinsufficient neurodevelopmental disorders to expand on expertise gained through SYNGAP1 program

Program	Indication	Target	Discovery & Preclinical Development	Phase 1/2	Anticipated Milestone	Commercial Rights
CNS DISEASES						
CMP-002	SYNGAP1-related disorder	*SYNGAP1*			Clinical initiation in Q4 2026. Topline data 1H 2028.	CAMP4
SHANK3	Phelan-McDermid Syndrome	*SHANK3*			Development Candidate in 2027.	CAMP4
CNS Program 1	CNS haploinsufficiency					CAMP4
CNS Program 2	CNS haploinsufficiency					CAMP4

SHANK3 – Phelan-McDermid Syndrome

- Haploinsufficiency due to a mutation in SHANK3, a central scaffolding protein in the postsynapse
- Clear unmet need with no approved treatments
- Autism, developmental delay, intellectual disability, motor impairment, milestone regression
- 45,000+ patients in the US[1] with a well-organized and sophisticated patient advocacy group
- Overlapping KOLs & physician network with SYNGAP1

Source: [1]*Levy et al., Autism Research (2026)*

Analyst Q&A